                                                                    Exhibit 3.81

                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE

                        [GREAT SEAL OF THE COMMONWEALTH]

                          CERTIFICATE OF INCORPORATION

                  OFFICE OF THE SECRETARY OF THE COMMONWEALTH

              TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

WHEREAS, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

WHEREAS, The stipulations and conditions of the Law have been fully complied with by

                 PHYSICAL FITNESS CENTERS OF PHILADELPHIA, INC.

THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen herinbefore specified.

        Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                  GIVEN under my Hand and the Great Seal of the
                                        Commonwealth, at the City of Harrisburg,
[GREAT SEAL OF THE COMMONWEALTH]        this 19th day of November in the year of
                                        our Lord one thousand nine hundred and
                                        eighty-two and of the Commonwealth the
                                        two hundred seventh

                                        /s/ WILLIAM R. DAVIS
                                        ----------------------------------------
                                              Secretary of the Commonwealth


                                                                         0706562



CAPITOL PARALEGAL SERVICES, INC.
ATTN: PAULA WASHBURN

DSCB204 (Rev. 81)                                    |                                                   |
                                                     |                                                   |
                                                     |  PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:    |
                                                     |                                                   |
           ARTICLES OF INCORPORATION                 |  [X] DOMESTIC BUSINESS CORPORATION                |
                                                     |                                                   |         FEE
                                                     |  [ ] DOMESTIC BUSINESS CORPORATION                |        $75.00
                                                     |      A CLOSE CORPORATION - COMPLETE BACK          |
                                                     |                                                   |
         COMMONWEALTH OF PENNSYLVANIA                |                                                   |
    DEPARTMENT OF STATE - CORPORATION BUREAU         |  [ ] DOMESTIC PROFESSIONAL CORPORATION            |
306 NORTH OFFICE BUILDING, HARRISBURG, PA 17120     |      ENTER BOARD LICENSE NO.                                             |
------------------------------------------------------------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 20906 8)
                                Physical Fitness Centers of Philadelphia, Inc.
------------------------------------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
    123 South Broad Street, c/o C T Corporation System
------------------------------------------------------------------------------------------------------------------------------------
012 CITY                                        033 COUNTY                      013 STATE               064 ZIP CODE
    Philadelphia                               Philadelphia                   Pennsylvania              19109
------------------------------------------------------------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

                to own and operate health club facilities; and to do any and all acts incidental thereto permitted under the laws of the State of Pennsylvania.










(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
THE AGGREGATE NUMBER OF SHARES, CLASSES OF SHARES AND PAR VALUE OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE:

                                      | 041 STATED PAR VALUE PER      |                               |
040 NUMBER AND CLASS OF SHARES        | SHARE IF ANY                  | 042 TOTAL AUTHORIZED CAPITAL  | 031 TERM OF EXISTENCE
          1000 Common                 |                 $1.00         |         1,000                 |     perpetual
------------------------------------------------------------------------------------------------------------------------------------
THE NAME AND ADDRESS OF EACH INCORPORATOR, AND THE NUMBER AND CLASS OF SHARES SUBSCRIBED TO BY EACH INCORPORATOR
                              | 061, 062                                                     |
    060 NAME                  | 063, 064 ADDRESS        (STREET, CITY, STATE, ZIP CODE)      |  NUMBER & CLASS OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
H. Robert Jochem              | 300 East Joppa Road, Towson, MD 21204                        |          100 Common
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
                              |                                                              |
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
                              |                                                              |
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
                              |         (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)               |
------------------------------------------------------------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS 15th DAY OF November 1982.

                                                                /s/ H. ROBERT JOCHEM
    ____________________________________________                ______________________________________________
                                                                H. ROBERT JOCHEM

    ____________________________________________                ______________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOR OFFICE USE ONLY -
------------------------------------------------------------------------------------------------------------------------------------
030 FILED                           | 002 CODE           | 003 REV BOX        | SEQUENTIAL NO.    | 100 MICROFILM NUMBER
NOV 19 1982                   | Aib                |                    |  124944           |
                              ----------------------                    |                   |
                              | REVIEWED BY        ---------------------------------------------------------------------------------
                              | bh                 | 004 SICC           |    AMOUNT         | 001 CORPORATION NUMBER
                              ----------------------                    |                   |
                              | DATE APPROVED      |                    |                   |
WILLIAM R. DAVIS              | DEC 01 1982        |                    | $   75            |     706562
                              ------------------------------------------------------------------------------------------------------
                              | DATE REJECTED      | CERTIFY TO         | INPUT BY          | LOG IN        | LOG IN (REFILE)
                              | NOV 19 1982        | [X] REV.           |                   |               |
                              ----------------------                    |                   |               |
SECRETARY OF the COMMONWEALTH | MAILED BY DATE     | [X] L & I          ------------------------------------------------------------
    DEPARTMENT OF STATE       |                    |                    | VERIFIED BY       | LOG OUT       | LOG OUT (REFILE)
COMMONWEALTH OF PENNSYLVANIA  |                    | [ ] OTHER          |                   |               |
                              |                    |                    |                   |               |
   (PA. - 1343 - 2/23/82)     |                    |                    ------------------------------------------------------------

DSCB204 (Rev. 81)                                    |                                                   |
                                                     |                                                   |
                                                     |  PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:    |
                                                     |                                                   |
           ARTICLES OF INCORPORATION                 |  [X] DOMESTIC BUSINESS CORPORATION                |
                                                     |                                                   |         FEE
                                                     |  [ ] DOMESTIC BUSINESS CORPORATION                |        $75.00
                                                     |      A CLOSE CORPORATION - COMPLETE BACK          |
                                                     |                                                   |
         COMMONWEALTH OF PENNSYLVANIA                |                                                   |
    DEPARTMENT OF STATE - CORPORATION BUREAU         |  [ ] DOMESTIC PROFESSIONAL CORPORATION            |
306 NORTH OFFICE BUILDING, HARRISBURG, PA 17120      |                                                   |
------------------------------------------------------------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2906 8)
                                Fitness Centers of Philadelphia, Inc.
------------------------------------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
    123 South Broad Street, c/o C T Corporation System
------------------------------------------------------------------------------------------------------------------------------------
012 CITY                                        033 COUNTY                      013 STATE               064 ZIP CODE
    Philadelphia                               Philadelphia                   Pennsylvania              19109
------------------------------------------------------------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

                to own and operate health club facilities; and to do any and all acts incidental thereto permitted under the laws of the State of Pennsylvania.










(ATTACH 8 1/2 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------------
THE AGGREGATE NUMBER OF SHARES, CLASSES OF SHARES AND PAR VALUE OF SHARES WHICH THE CORPORATION SHALL HAVE AUTHORITY TO ISSUE:

                                      | 041 STATED PAR VALUE PER      |                               |
040 NUMBER AND CLASS OF SHARES        | SHARE IF ANY                  | 042 TOTAL AUTHORIZED CAPITAL  | 031 TERM OF EXISTENCE
               Common                 |                 $1.00         |         1,000                 |         Perpetual
------------------------------------------------------------------------------------------------------------------------------------
THE NAME AND ADDRESS OF EACH INCORPORATOR, AND THE NUMBER AND CLASS OF SHARES SUBSCRIBED TO BY EACH INCORPORATOR
                              | 061, 062                                                     |
    060 NAME                  | 063, 064 ADDRESS        (STREET, CITY, STATE, ZIP CODE)      |  NUMBER & CLASS OF SHARES
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
H. Robert Jochem              | 300 East Joppa Road, Towson, MD 21204                        |          100 Common
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
                              |                                                              |
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
                              |                                                              |
------------------------------------------------------------------------------------------------------------------------------------
                              |                                                              |
                              |         (ATTACH 8 1/2 x 11 SHEET IF NECESSARY)               |
------------------------------------------------------------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION THIS ________________________
DAY OF _____________________ 19_______.


    ____________________________________________                ______________________________________________
                                                                H. ROBERT JOCHEM

    ____________________________________________                ______________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                                      - FOR OFFICE USE ONLY -
------------------------------------------------------------------------------------------------------------------------------------
030                           | 002 CODE           | 003 REV BOX        | SEQUENTIAL NO.    | 100 MICROFILM NUMBER
                              |                    |                    |                   |
                              ----------------------                    |                   |
                              | REVIEWED BY        ---------------------------------------------------------------------------------
                              |                    | 004 SICC           |    AMOUNT         | 001 CORPORATION NUMBER
                              ----------------------                    |                   |
                              | DATE APPROVED      |                    | $                 |
                              |                    |                    |                   |
                              ------------------------------------------------------------------------------------------------------
                              | DATE REJECTED      | CERTIFY TO         | INPUT BY          | LOG IN        | LOG IN (REFILE)
                              |                    | [ ] REV.           |                   |               |
                              ----------------------                    |                   |               |
  SECRETARY OF COMMONWEALTH   | MAILED BY DATE     | [ ] L & I          ------------------------------------------------------------
    DEPARTMENT OF STATE       |                    |                    | VERIFIED BY       | LOG OUT       | LOG OUT (REFILE)
COMMONWEALTH OF PENNYSYLVANIA |                    | [ ] OTHER          |                   |               |
                              |                    |                    |                   |               |
   (PA. - 1343 - 2/23/82)     |                    |                    ------------------------------------------------------------

1. The following provisions shall regulate the status of the corporation as a close corporation:

    (a) (Strike out (i) or (ii) below, whichever is not applicable.)

        (i) All of the issued shares of the corporation of all classes, exclusively of treasury shares, shall be held of record by not more than _________________________________________ persons.
                        (NUMBER NOT TO EXCEED 30)

        (ii) All of the issued shares of the corporation of all classes, exclusive of treasury shares, shall be held of record by not more than the smaller of twenty-five "shareholders" within the meaning of Subchapter S of the Internal Revenue Code of 1954, as amended, or 30 persons.

    (b) All of the issued shares of all classes of the corporation shall be subject to one or more of the restrictions on transfer permitted by section 613.1 of the Business Corporation Law (15 P.S. Section 1613.1).

    (c) The corporation shall make no offering of any of its shares of any class which would constitute a "public offering" within the meaning of the Securities Act of 1933, as amended.

2. (Optional: BCL Section 372B) A person (other than an estate) who is not an "individual" or who is a "non-resident alien," in either case within the meaning of the Internal Revenue Code of 1954, as amended ("Code"), shall not be entitled to be a holder of record of shares of the corporation. Only a person whose consent is currently in effect to the election of the corporation to be treated as an electing small business corporation under Subchapter S of the Code and a shareholder who has not affirmatively refused to consent to the election within sixty days after he acquires his stock, shall be entitled to be a holder of record of shares of the corporation.

3. (Optional: BCL Section 382) The business and affairs of the corporation shall be managed by the shareholders of the corporation rather than by a board of directors.

4. (Optional: Section 376B) The status of the corporation as a "close corporation" within the meaning of the Business Corporation Law shall not be terminated without the affirmative vote or written consent of (all holders of) (shareholders holding ___________________________________ of the) shares
                                (FRACTION AT LEAST TWO-THIRDS)
    of all classes of the corporation.

5. (Optional: BCL Section 384B) (Any shareholder) (shareholders holding _____________________ of the shares) of the corporation may apply for the
        (FRACTION)
    appointment of a provisional director of the corporation in the manner and upon the circumstances provided by statute.

6. (Optional: BCL Section 386) (Any shareholder) (shareholders holding _____________________ of the shares) of the corporation shall have the right
        (FRACTION)
    at will to cause the corporation to be dissolved by proceeding in the manner provided by the statute.






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